FORM 8–K/A  —  CURRENT REPORT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

TEKNOWLEDGE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14793	94-2760916
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Embarcadero Road, Palo Alto, California 94303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 424-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The following amends Item 8.01:

      Form 8-K/A

This filing amends our Form 8-K filing made on October 4, 2004 relating to the settlement of certain outstanding claims between Teknowledge Corporation (the “Company”) and Akamai Technologies, Inc. On September 30, 2004, the Company granted Akamai, its resellers, customers and end users a non-exclusive, worldwide, irrevocable and fully paid-up license under certain of the Company’s intellectual property. In addition, the Company agreed not to sue or threaten to sue Akamai or its resellers, customers, or end users, for past, present and/or future infringement anywhere in the world under such intellectual property and with respect to any Akamai product or service, however designated. Under the terms of the settlement agreement, Akamai did not admit liability or fault with respect to the outstanding claims

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teknowledge Corporation
(Registrant)

Date: October 12, 2004	by: /s/ Dennis A. Bugbee
Dennis A. Bugbee, Vice President Finance, Chief Financial Officer